EXHIBIT 99.1
Performant Healthcare, Inc. To Be Acquired by Machinify

Performant stockholders to receive $7.75 in cash per share, a 139% premium to Performant’s 90-day VWAP

PLANTATION, Florida, August 1, 2025 — Performant Healthcare, Inc. (Nasdaq: PHLT) (the “Company” or “Performant”), a leading provider of technology-enabled payment integrity, eligibility, and related analytics services, announced today its entry into a definitive agreement to be acquired by Machinify, a healthcare intelligence leader and portfolio company of New Mountain Capital, which has agreed to acquire Performant for approximately $670 million.
Under the terms of the merger agreement, Performant stockholders will receive $7.75 in cash for each share of Performant common stock outstanding at the closing of the transaction. The per share price represents a premium of approximately 139% to the Performant 90-day volume weighted average price (VWAP) of $3.25 per share calculated as of market close on July 31, 2025.

“What began as a focused effort to solve complex payment integrity challenges has grown into a market-leading solution for healthcare payers,” said Simeon Kohl, CEO of Performant. “This success is a direct result of our team’s dedication, and I am incredibly proud of the value we have delivered to both our clients and stockholders. After a comprehensive review of strategic alternatives, including continuing to operate as a standalone entity, our board of directors and executive leadership team unanimously concluded that this path represents the best outcome for our stockholders, clients, and employees. Machinify’s aligned values, proven industry expertise, and commitment to advancing innovation will accelerate our mission and amplify our impact across the healthcare landscape.”

“At Machinify, we are creating the modern, healthcare payments intelligence platform built for accuracy and transparency,” said David Pierre, CEO of Machinify. “By combining our powerful Payer Operating System with Performant’s trusted domain expertise and differentiated data assets, Machinify will support a broader range of clients, including the Centers for Medicare and Medicaid, and state and local governments. The combined company will deliver quality, timely payments at dramatically reduced administrative costs.”

“Our thesis for the acquisition of Performant is consistent with our prior investments, with a primary focus on reducing administrative inefficiencies through investments in technology, unlocking the value of data,” said Matt Holt, Managing Director and President of Private Equity at New Mountain Capital. “The future of the U.S. healthcare system requires modernization of IT infrastructure, including patient-centric data networks. Performant plus Machinify plus the ecosystem of companies that we are building at New Mountain Capital will unlock the potential for a new system that is aligned with a more productive care model that is both more efficient and delivers better patient outcomes.”

The transaction is expected to close by the end of 2025, subject to the satisfaction of customary closing conditions, including approval by Performant’s stockholders and receipt of applicable regulatory approvals. Prior to the closing of the transaction, Performant is required to operate its business in the ordinary course. In addition, following the closing of the transaction, Performant’s shares will be delisted from Nasdaq. The transaction has been unanimously approved by the board of directors of Performant.

Advisors

Truist Securities is serving as exclusive financial advisor to Performant, and Pillsbury Winthrop Shaw Pittman LLP is acting as legal counsel.
J.P. Morgan Securities LLC is serving as exclusive financial advisor to Machinify, and Ropes & Gray LLP is acting as legal counsel.

About Performant

Performant supports healthcare payers in identifying, preventing, and recovering waste and improper payments by leveraging advanced technology, analytics and proprietary data assets. Performant works with leading national and regional healthcare payers to provide eligibility-based (also known as coordination-of-benefits (COB)) services and claims-based services, which includes the audit and identification of improperly paid claims. Performant is a leading provider of these services in both government and commercial healthcare markets. Performant also provides advanced reporting capabilities, support services, customer care, and stakeholder training programs designed to mitigate future instances of improper payments.

To learn more about Performant, please visit www.performanthealthcare.com.

About Machinify

Machinify is a leading healthcare intelligence company with expertise across the payment continuum, delivering unmatched value, transparency, and efficiency to health plan clients across the country. Deployed by over 60 health plans, including many of the top 20, and representing more than 160 million lives, Machinify brings together a fully configurable and content-rich, AI-powered platform along with best-in-class expertise. We're constantly reimagining what's possible in our industry, creating disruptively simple, powerfully clear ways to maximize financial outcomes and drive down healthcare costs.

For more information about Machinify, please visit www.machinify.com.

About New Mountain Capital

New Mountain Capital is a New York-based investment firm that emphasizes business building and growth, rather than excessive risk, as it pursues long-term capital appreciation. The firm currently manages private equity, strategic equity, credit, and net lease real estate funds with over $55 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies.

To learn more about New Mountain Capital, please visit www.newmountaincapital.com.

Additional Information and Where to Find It

This communication relates to a proposed transaction among Performant, New Mountain Capital and Machinify. In connection with the proposed transaction, Performant will file a proxy statement with the Securities and Exchange Commission (the “SEC”). The proxy statement will be sent to all Performant stockholders. Performant also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF PERFORMANT ARE URGED TO READ THE PROXY STATEMENT (WHEN AVAILABLE) AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and Performant stockholders may obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by Performant through the website maintained by the SEC at www.sec.gov.

The documents filed by Performant with the SEC also may be obtained free of charge at Performant’s website at www.performanthealthcare.com or upon written request to Performant Healthcare, Inc., 900 South Pine Island Road, Suite 150, Plantation, FL 33324.

Participants in the Solicitation

Performant and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Performant’s stockholders in connection with the proposed transaction. Information about Performant’s directors and executive officers is set forth in Performant’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 24, 2025 (the “Annual Meeting Proxy Statement”). To the extent that holdings of Performant’s securities have changed since the amounts printed in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This communication and the Company’s other filings and press releases may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. These forward-looking statements are based on current expectations, estimates, assumptions, and projections that are subject to change and actual results may differ materially from the forward-looking statements. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed merger, including the receipt of certain regulatory approvals; (iii) the failure to obtain stockholder approval; (iv) the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) unexpected costs, charges or expenses resulting from the proposed merger; (x) potential litigation relating to the proposed merger that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) certain restrictions during the pendency of the proposed merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) uncertainty as to timing of completion of the proposed merger; (xiii) legislative, regulatory and economic developments affecting the Company’s business and (xiv) other risks described in the Company’s filings with the SEC, such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s annual report on Form 10-K for the year ended December 31, 2024, and subsequently filed reports on Forms 10-Q and 8-K. The forward-looking statements are made as of the date of this press release and the Company does not undertake to update any forward-looking statements to conform these statements to actual results or revised expectations.

More information on potential factors that could affect the Company's financial condition and operating results is included from time to time in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's annual report on Form 10-K for the year ended December 31, 2024, and subsequently filed reports on Forms 10-Q and 8-K. The forward-looking statements are made as of the date of this press release and the Company does not undertake to update any forward-looking statements to conform these statements to actual results or revised expectations.

Contact Information
Performant
Jon Bozzuto, Investor Relations
Performant Healthcare, Inc.
(925) 960-4988
investors@performantcorp.com

Machinify
Jen Long
120/80 MKTG
machinify@12080group.com

New Mountain Capital
Dana Gorman
H/Advisors Abernathy
dana.gorman@h-advisors.global